UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 26, 2007
Allied Waste Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14705	88-0228636

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 North Allied Way, Phoenix, Arizona		85054

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(480) 627-2700
Not Applicable

Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Contract
On February 26, 2007, Allied Waste Industries, Inc. (“Allied”), Allied Waste North America, Inc. (“AWNA”) and the subsidiary guarantors party thereto entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Calyon Securities (USA) Inc. and Scotia Capital (USA) Inc., pursuant to which AWNA and the guarantors agreed to sell $750 million in aggregate principal amount of 6 7/8% Senior Notes due 2017 (the “Senior Notes”). The Senior Notes are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to Allied’s shelf registration statement on Form S-3 (File No. 333-135092), A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.
Item 8.01 Other Events
On February 26, 2007, Allied Waste Industries, Inc. issued the following press release:
Contact: James P. Zeumer
Senior Vice President, Public Affairs
Communications and Investor Relations
480-627-2785
FOR IMMEDIATE RELEASE
ALLIED WASTE PRICES $750 MILLION OF SENIOR NOTES AT 6 7/8%
Phoenix, AZ February 26, 2007 — Allied Waste Industries, Inc. (NYSE: AW) today announced that its wholly-owned subsidiary, Allied Waste North America, Inc. (“AWNA”), has priced its offering of $750 million in aggregate principal amount of senior notes due 2017 at an interest rate of 6 7/8%. These notes will be issued under Allied’s existing shelf registration statement. AWNA intends to use the proceeds from the sale of these senior notes, along with other available funds, to purchase its 8.5% Senior Notes due 2008 (the “2008 Notes”) pursuant to its concurrent tender offer for any and all of its outstanding 2008 Notes announced on February 26, 2007.
These new notes have been rated BB-, B1 and B+ by Standard & Poor’s, Moody’s and Fitch, respectively.
UBS Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. are acting as the joint book-running managers for the offering of the notes.
Copies of the final prospectus supplement relating to the offering may be obtained from UBS Securities LLC, 677 Washington Blvd., Stanford, CT 06901, or by phone at 203-719-1556.
This press release does not constitute an offer to sell or a solicitation of an offer to buy senior notes. Senior notes will not be sold in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful.
About Allied Waste Industries
Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of December 31, 2006, the Company operated a network of 304 collection companies, 161 transfer stations, 168 active landfills and 57 recycling facilities in 37 states and Puerto Rico.
The information in this Item 8.01 of this Current Report on Form 8-K is being furnished under Item 8.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Safe Harbor for Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “outlook,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Although we believe that the expectations reflected in these forward looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Forward looking statements in this press release include, among others, statements regarding the issuance of the senior notes and the use of proceeds thereof.
These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation: (1) weakness in the U.S. economy may cause a decline in the demand for the Company’s services (particularly in the commercial and industrial sectors), a decline in the price of commodities sold by us, increased competitive pressure on pricing and generally make it more difficult for us to predict economic trends; (2) we may be impeded in the successful integration of acquired businesses and our market development efforts, which may cause significant increases in our waste disposal expenses; (3) we may be unsuccessful in achieving greater aggregate revenues from price increases; (4) a change in interest rates or a reduction in the Company’s cash flow could impair our ability to service and reduce our debt obligations; (5) volatility in interest rates may, among other things, affect earnings due to our variable interest rate debt, possible mark to market changes on certain interest rate hedges; (6) divestitures by us may not raise funds exceeding financing needed for future acquisitions or may not occur at all; (7) severe weather conditions could impair our operating results; (8) the covenants in our credit facilities and indentures may limit our ability to operate our business; (9) we could be unable to obtain required permits; (10) we may be unable to raise additional capital to meet our operational needs; (11) our ability to service and refinance our debt and operate our business because of our significant leverage; (12) increases in final capping, closure, post- closure, remediation and regulatory compliance costs could result in an increase in our operating costs; (13) we may be unable to obtain financial assurances, including if our bonds are downgraded; (14) the loss of services of any members of senior management may affect our operating abilities;(15) government regulations may increase the cost of doing business; (16) potential liabilities, including the outcome of litigation brought by government agencies, liabilities associated with our acquisitions and hazardous substance and environmental liabilities could increase costs; (17) potential increases in commodity, insurance, oil and fuel prices may make it more expensive to operate our business; (18) potential increases in our operating costs or disruption to our operations as a result of union initiated work stoppages; (19) risks associated with undisclosed liabilities of acquired businesses; (20) the effect that trends toward requiring recycling, waste reduction at the source and prohibiting the disposal of certain types of wastes could have on volumes of waste going to landfills and waste-to-energy facilities; (21) we may not be able to realize some or all anticipated net benefits associated with the best practice programs,; (22) potential earnings volatility resulting from impairment of the Company’s goodwill; (23) changes in internal controls resulting from compliance with the Sarbanes-Oxley Act of 2002 and any associated costs; (24) potential issues arising from changes in accounting estimates and judgments; (25) the outcome of legal or tax proceedings; (26) we may not realize expected benefits from market realization plan and business development plan; (27) our insurance may not be adequate to cover environmental liabilities; (28) new accounting rules may impact earnings; (29) price increases may not be adequate to offset the impact of inflation and business growth on our costs; (30) the outcome of examination or administrative review by various federal or state taxing authorities.
Other factors which could materially affect such forward-looking statements can be found in the Company’s periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management’s Discussion and Analysis in Allied’s Form 10-K for the year ended December 31, 2006. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 26, 2007, among Allied Waste Industries, Inc., Allied Waste North America, Inc., the guarantors party thereto and UBS Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Calyon Securities (USA) Inc. and Scotia Capital (USA) Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Waste Industries, Inc.

February 27, 2007	By:	/s/ Peter S. Hathaway

Name: Peter S. Hathaway
Title: Executive Vice President and Chief Financial Officer